CNA Financial Corporation
Supplemental Financial Information

September 30, 2021

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2021	2020	Change	2021	2020	Change
Revenues:
Net earned premiums	$2,059	$1,953	5%	$6,056	$5,672	7%
Net investment income	513	517	(1)	1,608	1,380	17
Net investment gains (losses)	22	27		117	(120)
Non-insurance warranty revenue	357	317		1,054	926
Other revenues	8	6		19	19
Total revenues	2,959	2,820	5	8,854	7,877	12
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,632	1,616		4,684	4,683
Amortization of deferred acquisition costs	368	360		1,084	1,046
Non-insurance warranty expense	330	293		973	859
Other operating expenses	287	269		874	852
Interest	28	32		85	94
Total claims, benefits and expenses	2,645	2,570	(3)	7,700	7,534	(2)
Income (loss) before income tax	314	250		1,154	343
Income tax (expense) benefit	(58)	(37)		(218)	(40)
Net income (loss)	$256	$213	20%	$936	$303	N/M	%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2021	2020	2021	2020
Components of Income (Loss)
Core income (loss)	$237	$193	$841	$400
Net investment gains (losses)	19	20	95	(97)
Net income (loss)	$256	$213	$936	$303

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.87	$0.71	$3.08	$1.47
Net investment gains (losses)	0.07	0.08	0.35	(0.36)
Diluted earnings (loss) per share	$0.94	$0.79	$3.43	$1.11

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.7	271.7	271.8	271.6
Diluted	272.7	272.3	272.8	272.3

Return on Equity
Net income (loss) (1)	8.1%	7.2%	9.8%	3.3%
Core income (loss) (2)	7.7	6.7	9.3	4.5
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	September 30, 2021	December 31, 2020
Total investments	$50,236	$50,293
Reinsurance receivables, net of allowance for uncollectible receivables	5,328	4,457
Total assets	66,522	64,026
Insurance reserves	42,607	41,143
Debt	2,778	2,776
Total liabilities	53,858	51,319
Accumulated other comprehensive income (loss) (1)	346	803
Total stockholders' equity	12,664	12,707

Book value per common share	$46.67	$46.82
Book value per common share excluding AOCI	$45.39	$43.86

Outstanding shares of common stock (in millions of shares)	271.4	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$11,098	$10,708

Three Months Ended September 30	2021	2020
Net cash flows provided (used) by operating activities	$669	$758
Net cash flows provided (used) by investing activities	(395)	(882)
Net cash flows provided (used) by financing activities	(104)	(25)
Net cash flows provided (used) by operating, investing and financing activities	$170	$(149)

Nine Months Ended September 30	2021	2020
Net cash flows provided (used) by operating activities	$1,354	$1,408
Net cash flows provided (used) by investing activities	(597)	(407)
Net cash flows provided (used) by financing activities	(545)	(801)
Net cash flows provided (used) by operating, investing and financing activities	$212	$200
(1) As of September 30, 2021 and December 31, 2020, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,481 million and $2,773 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of September 30, 2021 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$3,239	$3,008	8%		$9,892	$9,256	7%
Gross written premiums ex. 3rd party captives	2,224	2,014	10		6,790	6,253	9
Net written premiums	1,909	1,821	5		5,755	5,614	3

Net earned premiums	1,937	1,827	6		5,688	5,293	7
Net investment income	271	292			872	713
Non-insurance warranty revenue	357	317			1,054	926
Other revenues	8	5			19	19
Total operating revenues	2,573	2,441	5		7,633	6,951	10
Insurance claims and policyholders' benefits	1,342	1,259			3,762	3,683
Amortization of deferred acquisition costs	368	360			1,084	1,046
Non-insurance warranty expense	330	293			973	859
Other insurance related expenses	228	225			694	693
Other expenses	25	13			60	65
Total claims, benefits and expenses	2,293	2,150	(7)		6,573	6,346	(4)
Core income (loss) before income tax	280	291			1,060	605
Income tax (expense) benefit on core income (loss)	(63)	(55)			(229)	(123)
Core income (loss)	$217	$236	(8)%		$831	$482	72%

Other Performance Metrics
Underwriting gain (loss)	$(1)	$(17)	94%		$148	$(129)	N/M	%

Loss & LAE ratio	69.1%	68.8%	(0.3)	pts	65.8%	69.2%	3.4	pts
Expense ratio	30.7	31.8	1.1		31.3	32.9	1.6
Dividend ratio	0.2	0.3	0.1		0.3	0.3	—
Combined ratio	100.0%	100.9%	0.9	pts	97.4%	102.4%	5.0	pts
Combined ratio excluding catastrophes and development	91.1%	92.6%	1.5	pts	91.5%	93.1%	1.6	pts

Net accident year catastrophe losses incurred	$178	$160			$357	$536
Effect on loss & LAE ratio	9.2%	8.7%	(0.5)	pts	6.3%	10.1%	3.8	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(8)			$(17)	$(44)
Effect on loss & LAE ratio	(0.3)%	(0.4)%	(0.1)	pts	(0.4)%	(0.8)%	(0.4)	pts

Rate	8%	12%	(4)	pts	10%	11%	(1)	pts
Renewal premium change	9%	12%	(3)	pts	10%	11%	(1)	pts
Retention	81%	82%	(1)	pts	82%	83%	(1)	pts
New business	$405	$327	24%		$1,189	$1,023	16%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$1,953	$1,855	5%		$5,650	$5,331	6%
Gross written premiums ex. 3rd party captives	943	861	10		2,656	2,413	10
Net written premiums	822	795	3		2,350	2,231	5

Net earned premiums	773	734	5		2,270	2,124	7
Net investment income	116	126			367	315
Non-insurance warranty revenue	357	317			1,054	926
Other revenues	1	—			1	1
Total operating revenues	1,247	1,177	6		3,692	3,366	10
Insurance claims and policyholders' benefits	446	433			1,314	1,348
Amortization of deferred acquisition costs	165	158			478	462
Non-insurance warranty expense	330	293			973	859
Other insurance related expenses	71	66			212	208
Other expenses	13	14			36	37
Total claims, benefits and expenses	1,025	964	(6)		3,013	2,914	(3)
Core income (loss) before income tax	222	213			679	452
Income tax (expense) benefit on core income (loss)	(49)	(45)			(148)	(98)
Core income (loss)	$173	$168	3%		$531	$354	50%

Other Performance Metrics
Underwriting gain (loss)	$91	$77	18%		$266	$106	151%

Loss & LAE ratio	57.7%	59.0%	1.3	pts	57.8%	63.4%	5.6	pts
Expense ratio	30.6	30.5	(0.1)		30.4	31.5	1.1
Dividend ratio	(0.1)	—	0.1		0.1	0.1	—
Combined ratio	88.2%	89.5%	1.3	pts	88.3%	95.0%	6.7	pts
Combined ratio excluding catastrophes and development	89.6%	90.5%	0.9	pts	89.6%	91.4%	1.8	pts

Net accident year catastrophe losses incurred	$3	$7			$9	$120
Effect on loss & LAE ratio	0.4%	1.0%	0.6	pts	0.4%	5.7%	5.3	pts

Net prior year development and other: (favorable) / unfavorable	$(13)	$(14)			$(38)	$(45)
Effect on loss & LAE ratio	(1.8)%	(2.0)%	(0.2)	pts	(1.7)%	(2.1)%	(0.4)	pts

Rate	9%	13%	(4)	pts	10%	12%	(2)	pts
Renewal premium change	8%	15%	(7)	pts	10%	13%	(3)	pts
Retention	80%	87%	(7)	pts	84%	86%	(2)	pts
New business	$147	$105	40%		$370	$275	35%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$1,010	$915	10%		$3,284	$3,103	6%
Gross written premiums ex. 3rd party captives	1,005	915	10		3,176	3,018	5
Net written premiums	831	804	3		2,622	2,703	(3)

Net earned premiums	893	857	4		2,629	2,470	6
Net investment income	141	151			463	354
Other revenues	7	5			17	18
Total operating revenues	1,041	1,013	3		3,109	2,842	9
Insurance claims and policyholders' benefits	725	676			1,963	1,855
Amortization of deferred acquisition costs	148	150			449	441
Other insurance related expenses	125	128			376	379
Other expenses	8	7			28	25
Total claims, benefits and expenses	1,006	961	(5)		2,816	2,700	(4)
Core income (loss) before income tax	35	52			293	142
Income tax (expense) benefit on core income (loss)	(8)	(11)			(60)	(29)
Core income (loss)	$27	$41	(34)%		$233	$113	106%

Other Performance Metrics
Underwriting gain (loss)	$(105)	$(97)	(8)%		$(159)	$(205)	22%

Loss & LAE ratio	80.6%	78.4%	(2.2)	pts	74.0%	74.5%	0.5	pts
Expense ratio	30.4	32.3	1.9		31.4	33.2	1.8
Dividend ratio	0.6	0.6	—		0.6	0.6	—
Combined ratio	111.6%	111.3%	(0.3)	pts	106.0%	108.3%	2.3	pts
Combined ratio excluding catastrophes and development	92.5%	93.7%	1.2	pts	92.8%	93.9%	1.1	pts

Net accident year catastrophe losses incurred	$166	$146			$332	$354
Effect on loss & LAE ratio	18.6%	17.0%	(1.6)	pts	12.6%	14.3%	1.7	pts

Net prior year development and other: (favorable) / unfavorable	$5	$6			$19	$4
Effect on loss & LAE ratio	0.5%	0.6%	0.1	pts	0.6%	0.1%	(0.5)	pts

Rate	6%	11%	(5)	pts	8%	10%	(2)	pts
Renewal premium change	8%	9%	(1)	pts	9%	9%	—	pts
Retention	83%	82%	1	pts	82%	84%	(2)	pts
New business	$204	$168	21%		$615	$564	9%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$276	$238	16%		$958	$822	17%
Net written premiums	256	222	15		783	680	15

Net earned premiums	271	236	15		789	699	13
Net investment income	14	15			42	44
Other revenues	—	—			1	—
Total operating revenues	285	251	14		832	743	12
Insurance claims and policyholders' benefits	171	150			485	480
Amortization of deferred acquisition costs	55	52			157	143
Other insurance related expenses	32	31			106	106
Other expenses	4	(8)			(4)	3
Total claims, benefits and expenses	262	225	(16)		744	732	(2)
Core income (loss) before income tax	23	26			88	11
Income tax (expense) benefit on core income (loss)	(6)	1			(21)	4
Core income (loss)	$17	$27	(37)%		$67	$15	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$13	$3	N/M	%	$41	$(30)	N/M	%

Loss & LAE ratio	63.4%	63.2%	(0.2)	pts	61.5%	68.6%	7.1	pts
Expense ratio	32.1	34.9	2.8		33.3	35.6	2.3
Dividend ratio	—	—	—		—	—	—
Combined ratio	95.5%	98.1%	2.6	pts	94.8%	104.2%	9.4	pts
Combined ratio excluding catastrophes and development	91.0%	95.0%	4.0	pts	92.5%	95.7%	3.2	pts

Net accident year catastrophe losses incurred	$9	$7			$16	$62
Effect on loss & LAE ratio	3.4%	3.0%	(0.4)	pts	2.0%	8.9%	6.9	pts

Net prior year development and other: (favorable) / unfavorable	$3	$—			$2	$(3)
Effect on loss & LAE ratio	1.1%	0.1%	(1.0)	pts	0.3%	(0.4)%	(0.7)	pts

Rate	13%	17%	(4)	pts	13%	13%	—	pts
Renewal premium change	12%	15%	(3)	pts	12%	11%	1	pts
Retention	79%	69%	10	pts	76%	71%	5	pts
New business	$54	$54	—%		$204	$184	11%

Life & Group - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2021	2020	2021	2020
Net earned premiums	$123	$127	$369	$380
Net investment income	240	208	724	622
Other revenues	(1)	—	(1)	—
Total operating revenues	362	335	1,092	1,002
Insurance claims and policyholders' benefits	296	363	899	983
Other insurance related expenses	27	28	77	79
Other expenses	1	3	5	6
Total claims, benefits and expenses	324	394	981	1,068
Core income (loss) before income tax	38	(59)	111	(66)
Income tax (expense) benefit on core income (loss)	3	24	9	49
Core income (loss)	$41	$(35)	$120	$(17)

Corporate & Other - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2021	2020	2021	2020
Net earned premiums	$(1)	$(1)	$(1)	$(1)
Net investment income	2	17	12	45
Other revenues	1	1	1	—
Total operating revenues	2	17	12	44
Insurance claims and policyholders' benefits	(6)	(6)	23	17
Other insurance related expenses	(2)	(2)	8	(3)
Other expenses	36	34	115	106
Total claims, benefits and expenses	28	26	146	120
Core income (loss) before income tax	(26)	(9)	(134)	(76)
Income tax (expense) benefit on core income (loss)	5	1	24	11
Core income (loss)	$(21)	$(8)	$(110)	$(65)

Investment Summary - Consolidated

	September 30, 2021		June 30, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,532	$2,925	$24,392	$3,118	$24,352	$3,556
States, municipalities and political subdivisions:
Tax-exempt	7,953	1,117	8,285	1,221	8,499	1,311
Taxable	4,026	478	3,581	520	3,093	552
Total states, municipalities and political subdivisions	11,979	1,595	11,866	1,741	11,592	1,863
Asset-backed:
RMBS	3,259	83	3,426	89	3,587	145
CMBS	2,116	69	2,135	84	1,967	51
Other ABS	2,497	72	2,415	81	2,251	72
Total asset-backed	7,872	224	7,976	254	7,805	268
U.S. Treasury and obligations of government-sponsored enterprises	136	(3)	137	(5)	338	(1)
Foreign government	538	17	539	21	544	32
Redeemable preferred stock	12	—	—	—	—	—
Total fixed maturity securities	45,069	4,758	44,910	5,129	44,631	5,718
Equities:
Common stock	228	—	214	—	195	—
Non-redeemable preferred stock	817	—	819	—	797	—
Total equities	1,045	—	1,033	—	992	—
Limited partnership investments	1,874	—	1,781	—	1,619	—
Other invested assets	82	—	70	—	76	—
Mortgage loans	1,031	—	1,006	—	1,068	—
Short term investments	1,135	1	1,465	—	1,907	—
Total investments	$50,236	$4,759	$50,265	$5,129	$50,293	$5,718

Net receivable/(payable) on investment activity	$(70)		$(103)		$22

Effective duration (in years)	6.7		6.6		6.3
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	September 30, 2021		June 30, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$15,377	$924	$15,349	$1,048	$15,560	$1,348
States, municipalities and political subdivisions:
Tax-exempt	1,625	83	1,696	106	1,711	114
Taxable	2,225	73	1,761	99	1,286	110
Total states, municipalities and political subdivisions	3,850	156	3,457	205	2,997	224
Asset-backed:
RMBS	3,198	80	3,361	86	3,507	140
CMBS	2,013	66	2,056	80	1,879	46
Other ABS	2,259	55	2,200	64	2,056	52
Total asset-backed	7,470	201	7,617	230	7,442	238
U.S. Treasury and obligations of government-sponsored enterprises	116	(2)	116	(4)	327	(1)
Foreign government	510	16	525	19	529	29
Redeemable preferred stock	12	—	—	—	—	—
Total fixed maturity securities	27,335	1,295	27,064	1,498	26,855	1,838
Equities:
Common stock	228	—	214	—	195	—
Non-redeemable preferred stock	179	—	172	—	202	—
Total equities	407	—	386	—	397	—
Limited partnership investments	1,037	—	986	—	896	—
Other invested assets	82	—	70	—	76	—
Mortgage loans	785	—	759	—	782	—
Short term investments	1,112	1	1,392	—	1,772	—
Total investments	$30,758	$1,296	$30,657	$1,498	$30,778	$1,838

Net receivable/(payable) on investment activity	$(106)		$(88)		$10

Effective duration (in years)	5.1		4.9		4.5
Weighted average rating	A-		A-		A

Investment Summary - Life & Group

	September 30, 2021		June 30, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$9,155	$2,001	$9,043	$2,070	$8,792	$2,208
States, municipalities and political subdivisions:
Tax-exempt	6,328	1,034	6,589	1,115	6,788	1,197
Taxable	1,801	405	1,820	421	1,807	442
Total states, municipalities and political subdivisions	8,129	1,439	8,409	1,536	8,595	1,639
Asset-backed:
RMBS	61	3	65	3	80	5
CMBS	103	3	79	4	88	5
Other ABS	238	17	215	17	195	20
Total asset-backed	402	23	359	24	363	30
U.S. Treasury and obligations of government-sponsored enterprises	20	(1)	21	(1)	11	—
Foreign government	28	1	14	2	15	3
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	17,734	3,463	17,846	3,631	17,776	3,880
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	638	—	647	—	595	—
Total equities	638	—	647	—	595	—
Limited partnership investments	837	—	795	—	723	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	246	—	247	—	286	—
Short term investments	23	—	73	—	135	—
Total investments	$19,478	$3,463	$19,608	$3,631	$19,515	$3,880

Net receivable/(payable) on investment activity	$36		$(15)		$12

Effective duration (in years)	9.3		9.3		9.2
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2021	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$34	$1	$501	$42	$5,416	$671	$16,372	$2,107	$2,209	$104	$24,532	$2,925
States, municipalities and political subdivisions	—	—	2,873	348	5,945	742	2,658	449	490	55	13	1	11,979	1,595
Asset-backed:
RMBS	2,800	60	264	(1)	9	—	48	7	6	—	132	17	3,259	83
CMBS	2	—	342	18	907	42	272	8	446	1	147	—	2,116	69
Other ABS	—	—	109	1	124	1	1,041	19	1,163	50	60	1	2,497	72
Total asset-backed	2,802	60	715	18	1,040	43	1,361	34	1,615	51	339	18	7,872	224
U.S. Treasury and obligations of government-sponsored enterprises	136	(3)	—	—	—	—	—	—	—	—	—	—	136	(3)
Foreign government	—	—	156	4	251	6	103	5	28	2	—	—	538	17
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	12	—	12	—
Total fixed maturity securities	$2,938	$57	$3,778	$371	$7,737	$833	$9,538	$1,159	$18,505	$2,215	$2,573	$123	$45,069	$4,758

Percentage of total fixed maturity securities	7%		8%		17%		21%		41%		6%		100%

Components of Net Investment Income

Periods ended September 30	Consolidated
	Three Months		Nine Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$360	$363	$1,075	$1,094
Tax-exempt fixed income securities	77	80	236	238
Total fixed income securities	437	443	1,311	1,332
Limited partnership and common stock investments	77	71	294	30
Other, net of investment expense	(1)	3	3	18
Net investment income	$513	$517	$1,608	$1,380

Effective income yield for fixed income securities portfolio	4.3%	4.5%	4.3%	4.6%
Limited partnership and common stock return	3.8	4.1	16.4	1.7

	Property & Casualty and Corporate & Other
Periods ended September 30
	Three Months		Nine Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$221	$224	$666	$683
Tax-exempt fixed income securities	12	9	37	22
Total fixed income securities	233	233	703	705
Limited partnership and common stock investments	39	71	172	30
Other, net of investment expense	1	5	9	23
Net investment income	$273	$309	$884	$758

Effective income yield for fixed income securities portfolio	3.6%	3.8%	3.7%	3.9%

Periods ended September 30	Life & Group
	Three Months		Nine Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$139	$139	$409	$411
Tax-exempt fixed income securities	65	71	199	216
Total fixed income securities	204	210	608	627
Limited partnership and common stock investments	38	—	122	—
Other, net of investment expense	(2)	(2)	(6)	(5)
Net investment income	$240	$208	$724	$622

Effective income yield for fixed income securities portfolio	5.5%	5.6%	5.5%	5.6%

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2021 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,178	$8,533	$2,225	$16,936	$3,754	$2,790	$23,480
Ceded	1,056	727	319	2,102	123	2,510	4,735
Net	5,122	7,806	1,906	14,834	3,631	280	18,745

Net incurred claim & claim adjustment expenses	446	720	171	1,337	194	3	1,534
Net claim & claim adjustment expense payments	(366)	(513)	(119)	(998)	(236)	(3)	(1,237)
Foreign currency translation adjustment and other	—	—	(38)	(38)	(7)	(1)	(46)

Claim & claim adjustment expense reserves, end of period
Net	5,202	8,013	1,920	15,135	3,582	279	18,996
Ceded	1,091	843	331	2,265	121	2,450	4,836
Gross	$6,293	$8,856	$2,251	$17,400	$3,703	$2,729	$23,832

Nine months ended September 30, 2021 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,748	$8,250	$2,091	$16,089	$3,743	$2,874	$22,706
Ceded	850	775	269	1,894	128	1,983	4,005
Net	4,898	7,475	1,822	14,195	3,615	891	18,701

Reduction of net reserves due to Excess Workers' Compensation Loss Portfolio Transfer	—	—	—	—	—	(632)	(632)
Net incurred claim & claim adjustment expenses	1,312	1,948	485	3,745	690	46	4,481
Net claim & claim adjustment expense payments	(1,008)	(1,410)	(350)	(2,768)	(709)	(26)	(3,503)
Foreign currency translation adjustment and other	—	—	(37)	(37)	(14)	—	(51)

Claim & claim adjustment expense reserves, end of period
Net	5,202	8,013	1,920	15,135	3,582	279	18,996
Ceded	1,091	843	331	2,265	121	2,450	4,836
Gross	$6,293	$8,856	$2,251	$17,400	$3,703	$2,729	$23,832

Life & Group Policyholder Reserves

September 30, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,839	$9,971	$12,810
Structured settlement annuities and other	540	—	540
Total	3,379	9,971	13,350
Shadow adjustments	203	2,938	3,141
Ceded reserves	121	289	410
Total gross reserves	$3,703	$13,198	$16,901

December 31, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,844	$9,762	$12,606
Structured settlement annuities and other	553	—	553
Total	3,397	9,762	13,159
Shadow adjustments	218	3,293	3,511
Ceded reserves	128	263	391
Total gross reserves	$3,743	$13,318	$17,061

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution, excess workers' compensation and legacy mass tort. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2020 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful